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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 25, 2002


                               ITC/\DELTACOM, INC.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

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

          Delaware                           0-23253                        58-2301135
(State or Other Jurisdiction          (Commission File Number)             (IRS Employer
       of Incorporation)                                                Identification   No.)


              1791 O.G. Skinner Drive
                West Point, Georgia                                           31833
     (Address of Principal Executive Offices)                               (Zip Code)
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Registrant's telephone number, including area code:  (706) 385-8000


                                 Not applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 3.           Bankruptcy or Receivership.

                  On June 25, 2002, ITC/\DeltaCom, Inc. (the "Company") filed a voluntary petition to reorganize under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Petition"). The Company will continue to manage its properties and operate its business as a "debtor-in possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. None of the Company's operating subsidiaries has filed under Chapter 11. A copy of the Company's press release announcing the filing of the Petition is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                  In connection with the Petition, the Company and certain holders of the Company's senior notes and subordinated convertible notes executed an agreement concerning voting (the "Voting Agreement") pursuant to which the Company and such holders agreed in principle to implement a pre-negotiated plan of reorganization of the Company (the "Proposed Plan") that is consistent with the terms and conditions set forth in a Term Sheet attached to the Voting Agreement (the "Plan Term Sheet"). The form of Voting Agreement (including the Plan Term Sheet) is attached hereto as Exhibit 10.1 and incorporated herein by reference.

                  If the Proposed Plan is confirmed and consummated, holders of the outstanding $415 million principal amount of the Company's senior note debt will collectively receive 81.5% of the reorganized Company's common stock and holders of the outstanding $100 million principal amount of the Company's subordinated convertible note debt will receive 5.0% of the reorganized Company's common stock.

                  As part of the Proposed Plan, Campbell B. Lanier, III and SCANA Corporation, existing stockholders of the Company, executed subscription agreements (the "Subscription Agreements") pursuant to which they agreed to invest a total of $30 million in a new issue of convertible preferred stock of the reorganized Company. Under certain circumstances, Mr. Lanier may assign some or all of his purchase commitment to other qualified investors. Copies of the Subscription Agreements are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

                  As part of the Proposed Plan, the Company's Board of Directors approved, subject to Bankruptcy Court approval, executive employment and retention agreements with the Company's Chief Executive Officer, President and five senior vice presidents, including the Chief Financial Officer. The form of executive employment and retention agreement approved by the Company's Board of Directors is attached to the Plan Term Sheet filed as part of Exhibit 10.1.

                  The foregoing description does not purport to be complete and is qualified in its entirety by the exhibits to this Current Report on Form 8-K.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

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
         (c)      Exhibits.

                  10.1     Form of Agreement Concerning Voting (including the
                           ITC/\DeltaCom, Inc. Term Sheet and form of Executive
                           Employment and Retention Agreement) among the Company and
                           certain holders of the Company's senior notes and subordinated convertible notes.

                  10.2     Subscription Agreement, dated as of June 25, 2002, among the
                           Company, Campbell B. Lanier, III and ITC Holding Company, Inc.

                  10.3     Subscription Agreement, dated as of June 25, 2002, between the
                           Company and SCANA Corporation.

                  99.1     Press Release issued on June 25, 2002.
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                                       3




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ITC/\DELTACOM, INC.


Date:   June 25, 2002             /s/  J. Thomas Mullis
                                  ---------------------------
                                  J. Thomas Mullis
                                  Senior Vice President-Legal and Regulatory

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                                       Exhibit Index

    Exhibit Number                  Exhibit Description

         10.1 Form of Agreement Concerning Voting (including the ITC/\DeltaCom, Inc. Term Sheet and form of Executive Employment and Retention Agreement) among the Company and certain holders of the Company's senior notes and subordinated convertible notes.

         10.2 Subscription Agreement, dated as of June 25, 2002, among the Company, Campbell B. Lanier, III and ITC Holding Company, Inc.

         10.3 Subscription Agreement, dated as of June 25, 2002, between the Company and SCANA Corporation.

         99.1             Press Release issued on June 25, 2002.